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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                                JANUARY 20, 1998
             -------------------------------------------------------
                Date of Report (Date of Earliest Event Reported)



                          INTERNATIONAL PAPER COMPANY
           -----------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



New York                      1-3157                      13-0872805
-------------------       ---------------------         -----------------
(State of                     (Commission               (IRS Employer
Incorporation)                 File)                     Identification Number)





                  Two Manhattanville Road, Purchase, NY  10577
                  ---------------------------------------------
                    (Address of Principal executive offices)


                                 914-397-1500
                                ----------------
                                 (Telephone No.)
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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

          N/A

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          N/A

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

          N/A

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          N/A

ITEM 5.   OTHER EVENTS

               The registrant issued a press release on January 13, 1998, announcing that they signed a memorandum of understanding regarding a purchase of one-half of the outstanding shares of Olmuksa, a containerboard and box company in Turkey. Olmuksa will operate in the future as a joint venture with International Paper and Sabanci Holding, each holding a 42% interest.


ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS

          N/A

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial Statements:
               N/A

          (b)  Pro Forma Financial Information:
               N/A

          (c)   Exhibits:

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               (99) .

     ITEM 8.   CHANGES IN FISCAL YEAR

          N/A



                                    Signature
                                   ----------

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              INTERNATIONAL PAPER COMPANY
                              (Registrant)



Date:  January 20, 1998                 /S/ CAROL M. SAMALIN
       Purchase, NY           --------------------------------------
                              Carol M. Samalin
                              Assistant Secretary